                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------


                                   FORM 8-K/A

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                  June 30, 1998
                                 Date of Report
                         ------------------------------
                             (Date of earliest event
                                    reported)




                         INTERLINQ SOFTWARE CORPORATION
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             (Exact name of registrant as specified in its charter)


         Washington                  0-25186                    91-1187540
--------------------------    -----------------------     ----------------------
       (State or other         (Commission File No.)           (IRS Employer
       jurisdiction of                                      Identification No.)
       incorporation)


                               11255 Kirkland Way
                           Kirkland, Washington 98033
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          (Address of principal executive offices, including zip code)

                                 (425) 827-1112
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              (Registrant's telephone number, including area code)



                                                                     Page 1 of 4
                                                         Exhibit Index on Page 4


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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

        As previously reported under Item 2 in INTERLINQ Software Corporation's (the "Company") Current Report on Form 8-K dated June 30, 1998, the Company acquired all of the right, title and interest in and to substantially all of the assets and business of Logical Software Solutions Corporation, a Maryland corporation ("LSSC"), an enterprise application integration developer and service provider, pursuant to an Asset Purchase Agreement, dated June 30, 1998, by and among the Company, LSSC and certain shareholders of LSSC.

        Included under Item 7 hereof are the historical financial statements of LSSC, together with certain pro forma information of the Company, as adjusted to give effect to the LSSC acquisition.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

        Filed as Exhibit 99.1 are the audited historical financial statements, for the periods indicated, of LSSC.

        (b) PRO FORMA FINANCIAL INFORMATION

        Filed as Exhibit 99.2 is certain unaudited pro forma financial information regarding the Company, as adjusted to give effect to the LSSC acquisition.

        (c) EXHIBITS


         Exhibit Number        Description
         --------------        -----------
         23.1                  Consent of KPMG Peat Marwick LLP-- Independent
                               Auditors

         99.1                  Financial Statements, as of December 31, 1997,
                               (with independent auditors' report thereon), for Logical Software Solutions Corporation.

         99.2 Unaudited pro forma condensed statement of operations and related footnotes for INTERLINQ
                               Software Corporation.



                                                                          Page 2


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   INTERLINQ SOFTWARE CORPORATION


Dated:  September 11, 1998
                                   By  /s/ STEVE YOUNT
                                       -------------------------------
                                       Steve Yount
                                       Executive Vice President,
                                       Chief Financial Officer and Secretary

                                INDEX TO EXHIBITS


      Exhibit
      Number      Description
      ------      -----------
      23.1        Consent of KPMG Peat Marwick LLP -- Independent
                  Auditors

      99.1 Financial Statements, as of December 31, 1997, (with independent auditors' report thereon), for Logical Software
                  Solutions Corporation.

      99.2 Unaudited pro forma condensed statement of operations and related footnotes.



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